[AMERICAN BEACON SELECT FUNDS LOGO]


                   U.S. Government Money Market Select Fund
                       Supplement Dated June 5, 2009
                     To the Prospectus dated March 1, 2009
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As of May 15, 2009, the U.S. Government Money Market Select Fund ceased investing its assets in the U.S. Government Money Market Portfolio of the Master Trust. Since that date, Fund assets are invested directly in investment securities, according to the investment policies and restrictions described in the Prospectus. All references to the Fund investing in a "master" fund or in the U.S. Government Money Market Portfolio of the Master Trust are deleted.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE